SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                      Date of Report: - September 24, 1999

                                BIORELEASE CORP.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



     Delaware                       0-15260                     88-0218411
 Jurisdiction of                Commission File              I. R. S. Employer
  Incorporation                     Number                   Identification
                                                                  Number

               340 Granite Street, Suite 200, Manchester, NH 03102
              -----------------------------------------------------
                   (Address of principal executive offices)


                  Registrant's telephone number:    (603) 641-8443

Item 4.           Changes in Registrant's Certifying Accountant.

(a) On September 13, 1999, the Registrant terminated Berry Dunn McNeil & Parker ("former accountants") as its certifying accountant and retained Ferrari & Associates, P.C. as its certifying accountant. Prior to retaining Ferrari & Associates, P. C. as its independent accountant, the Registrant did not consult with or obtain oral or written advice from them.

(b) In connection with the audits of the financial statements of the Registrant for the fiscal years ended June 30, 1995, 1996, 1997 and 1998, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make reference to the subject matter of the disagreement in their report. No disagreements occurred between the Registrant and former accountants on any accounting, auditing or reporting issue in any subsequent interim period through the date of their dismissal.

(c) Except for an explanatory paragraph concerning the Registrant's ability to continue as a going concern, none of the former accountants' reports on the Registrant's financial statements for the fiscal years ended June 30, 1995 through 1998 contained an adverse opinion or disclaimer of opinion, nor was it qualified as to uncertainty, audit scope or accounting principles.

(d) A letter from the former accountants addressed to the Securities and Exchange Commission stating whether or not they agree with the Registrant's response to this Item is filed as an Exhibit hereto.

(e) The decision to change accountants was approved by the Board of Directors of the Registrant.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

         Exhibits

         Letter from Berry Dunn McNeil & Parker in accordance with Item 4(d).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BIORELEASE CORP.


                          /s/R. Bruce Reeves, President
                          -----------------------------
                          R. Bruce Reeves

Dated:        September 24, 1999

BERRY, DUNN, McNEIL & PARKER
CERTIFIED PUBLIC ACCOUNTANTS
MANAGEMENT CONSULTANT
-------------------------------------------------------------
100 Middle Street / P. O. Box 1100, Portland, Maine 04104-1100 /
(207) 775-2387 / FAX (207) 774-2375





September 24, 1999


Securities and Exchange Commission
Washington, D. C. 20549


Gentlemen:

We have read the statement made by Biorelease Corp., which we understand were filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated September 20, 1999. We agree with the statement concerning our Firm in such Form 8-K.


Very truly yours,


/s/ Berry, Dunn, McNeil & Parker
---------------------------------
Berry, Dunn, McNeil & Parker














Offices in:   Bangor, Maine     Portland, Maine      Lebanon, New Hampshire
                            Manchester, New Hampshire